UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Chief Compliance Officer & Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2015

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

SEMI-ANNUAL REPORT

JUNE 30, 2015

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2015

In a scenario we have seen for several quarters now, second quarter and the first half of the year delivered "more of the same" as the continuing strength of the dollar and low oil prices remained dominant factors for the economy and the markets, benefiting some companies while presenting a steady headwind against others.

Although low oil prices continued to pressure exploration and production companies as well as their equipment and service suppliers, the continued pressure on energy prices broadly benefited companies across multiple industries where fuel and energy or petroleum-based raw materials represent a significant portion of their costs. At the same time, the strong dollar continued to hurt export-oriented U.S. companies that do most or all of their manufacturing domestically. These companies find themselves squeezed between higher dollar-based production costs and less competitive prices when selling against foreign manufacturers. The industrial sector in particular continued to see this impact on revenue and profits in both the second quarter and first half.

One emerging concern we have is the market's current focus on chasing short-term returns wherever they can be found while ignoring earnings growth and stock valuations. Nine of the top ten factors driving market performance during the second quarter were technical and momentum factors instead of valuation fundamentals, according to a report from Bank of America Merrill Lynch. The top performing sectors in the quarter, technology and health care, were driven by merger and acquisition (M&A) or divestiture activity. Typically the market goes through periods where it loves either one or the other deal environment, but it currently seems enamored with both.

The market's focus on momentum and away from fundamentals hurt our performance in the second quarter and the first half for the simple reason that, as long-term investors, our investment discipline is all about the fundamentals. Nevertheless, we remain focused on finding and keeping stocks of good companies which have durable competitive advantages. For example, where stocks in the energy and industrial sectors have been punished, we look for well-managed companies able to get in front of current pressures by reducing their costs. We believe they present a buying opportunity and good value for patient investors. We will leave the momentum and headline chasing to others.

Worries about Greece, the strong dollar and expectations of higher interest rates all weighed on the market in both the second quarter and first half. The S&P 500 Total Return (TR) was up 0.28% and 1.23%, the Dow Jones Industrial Average TR was down 0.29% and up a slight 0.03%, the Barclay's Government/Credit Bond Index return was down 2.10% and down 0.30%, and the S&P Small Cap 600 TR was plus 0.19% and 4.16%, in each period respectively.

Outlook

There is no meaningful change to our outlook, which remains cautious near term and quite positive longer term. While our outlook is generally positive, we believe it will be difficult to generate returns above the level of earnings growth in the near term. Market expectations continue to call for the Federal Reserve (Fed) to raise short term interest rates later this year after an historic period of holding them near zero. We share that view and expect a series of gradual interest rate hikes beginning in the third quarter. Employment and GDP growth continue to indicate slow, steady economic expansion in the U.S. Moves by both Europe and Japan intended to add liquidity and stimulate growth show some positive early signs, which should help our holdings in export-oriented industrial companies down the road.

Given subdued earnings growth expectations and low interest rates, the market remains at the high end of what we view as an appropriate valuation range across key metrics. The dividend yield for the S&P 500 stands very close to its 10 year average of 2.13%, which is reasonable. However, the price/earnings ratio and enterprise value to sale ratios for the S&P 500 both have remained above their long term averages (10-year average P/E, 13.89; 10-year average EV/sales, 1.94) for more than a year and stand near the high end of their historic ranges. This is likely to limit upside movement in the overall market in the near term.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

While we are not chasing after the M&A and spin-off stories that are driving much of the current market, we remain confident in our approach and still see good opportunities to buy high quality companies with demonstrated durable competitive advantages.

The S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. It is not possible to invest directly in an index.

Barclays Government/Credit Bond Index. Barclays is composed of high-quality, investment-grade United States government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

The S&P Small Cap Total Return (TR) is an index of small-company stocks managed by Standard and Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of total market equities in the United States. It tracks both the capital gains of the group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dividend Yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

P/E (price per earnings) Ratio is the ratio of a company's share price to its per-share earnings.

EV/Sales (enterprise-value-to-sales) Ratio is a valuation measure that compares the enterprise value of a company to the company's sales.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2015

For the second quarter and first half ending June 30, 2015, the Mairs & Power Growth Fund was down 1.35% and 0.54% respectively, underperforming both its benchmark, the S&P 500 Total Return (TR) Index, which gained 0.28% and 1.23%, and its peer group, the Lipper Multi Cap Core Funds Index, which was up 0.15% and 2.31%, for the periods.

The Fund's performance in both the quarter and first half was negatively impacted by our overweight position in the industrial sector, which remains under pressure due to the strong dollar, as described in the market overview above. In addition, stock selection in healthcare hurt our performance. Although we are overweight in healthcare which was strong in both the quarter and the first half, we have focused on pharmaceutical and med tech industries where we believe demographics will drive long term demand. Recently we have seen increased merger and acquisition (M&A) activity in the insurance segment, where we have no exposure, and which drove outperformance in the overall healthcare sector.

The largest individual stock contributor to underperformance in both the second quarter and the first half was Stratasys (SSYS), a leader in 3D printing technology. We had gotten into the stock early on and had exited our position entirely in 2012 with a healthy gain after the market discovered the company and drove valuations to premium levels at 15 times revenue. We got back into the stock as valuations became more reasonable, but were early in our re-entry. The industry is still in its infancy and its growth rate is choppy, which has impacted the stock this year. But we remain convinced that, longer term, additive manufacturing will be transformative across multiple sectors in the economy and Stratasys is very well positioned to remain a leader in that transformation.

Perhaps it's the warmer weather, but the second quarter puts us in a nautical mood. Experienced sailors know that races are often won on the upwind leg. Those who can sail tight into the wind, change course at the right time without adding unnecessary tacks and take advantage of every bit of forward momentum come out ahead. It's an image that fits the current investing environment. Two of our portfolio companies neatly illustrate the point. They each highlight the type of managements we like to invest in, those who skillfully navigate at both the strategic and tactical levels.

Mairs & Power Growth Fund (MPGFX) Second Quarter Results (3/31/15 – 6/30/15)

Top Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
NVE Corporation	13.48%	The Walt Disney Company	19.95%
St. Jude Medical, Inc.	11.45%	Fiserv, Inc.	15.48%
Pentair Ltd.	9.04%	St. Jude Medical, Inc.	11.13%
The Walt Disney Company	8.54%	Ecolab, Inc.	6.95%
General Electric Co.	6.81%	Target Corp.	6.31%

Weak Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
Stratasys, Inc.	-34.10%	CH Robinson World Wide, Inc.	-17.92%
CH Robinson World Wide, Inc.	-15.07%	Qualcomm, Inc.	-16.97%
MTS Systems Corp.	-9.14%	Graco, Inc.	-12.64%
3M Co.	-6.74%	Emerson Electric Co.	-11.44%
Medtronic, Inc.	-5.27%	3M Co.	-7.33%

Past performance is no guarantee of future results.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

Ecolab (ECL) was a top contributor to performance in the first half despite facing headwinds from both lower oil prices and the stronger dollar. Almost half the company's revenues come from outside the U.S. across its institutional cleaning, sanitizing, water and energy management businesses. While it sources some products in its overseas markets, Ecolab still faces cost and price pressure from the strong dollar. In addition, a few years ago the company had made two acquisitions, Nalco and Champion Technologies, adding to its global presence in the oil and energy services arena. Last year, this segment contributed nearly one-third of the company's revenues. While lower oil prices benefit its legacy institutional and hospitality businesses in both raw material and fuel costs, the rapid decline in oil prices has pressured results in Ecolab's energy services segment. Ecolab management has transparently addressed both the currency impact and oil price issues with investors and has mitigated the effects somewhat through cost controls. Ecolab continues to impress us with exceptional tactical management of its business.

Hormel Foods (HRL) also was among the top contributors to performance in the first half. The recent acquisitions of strong niche brands such as Skippy (peanut butter), Muscle Milk (protein enhanced nutrition beverage) and Applegate (organically raised meats) are all moves management has taken to evolve from its heritage as a commodity meat processor to a multi-brand supplier of ready-to-use protein products where consumer demand is strong and growing. As it moves up the value-chain, Hormel's solid branding and merchandising capabilities strengthen these newly acquired businesses beyond the results they could achieve as stand-alone entities. On the tactical side, the recent avian influenza outbreak across the upper Midwest is challenging Hormel's Jennie-O Turkey brand business. Management acted quickly and decisively to limit the impact, cutting costs and curtailing its meat processing operations as supplies tightened.

Both companies exemplify what we would describe as skillful sailing into the wind.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations.

Diversification does not guarantee profit or protect against loss.

The S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2015

Ten years of investment performance (through June 30, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2015

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	3.22%	16.46%	8.42%	11.89%
S&P 500 Total Return Index(1)	7.42%	17.34%	7.89%	8.91%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks which assumes reinvestment of dividends that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2015

Portfolio Managers

Mark L. Henneman, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013
University of Minnesota, MBA Finance 1990

Andrew R. Adams, co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$114.72
Expense Ratio	0.65%[1]
Portfolio Turnover Rate	6.74%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Ecolab Inc	4.5%
US Bancorp/MN	4.2
Honeywell International Inc	3.8
3M Co	3.7
Valspar Corp/The	3.6
Bemis Co Inc	3.4
Medtronic PLC	3.4
Graco Inc	3.1
Johnson & Johnson	3.0
Schlumberger Ltd	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.9%
Industrials	30.1%
Health Care	17.9
Materials	13.9
Information Technology	11.3
Financials	10.5
Consumer Staples	5.8
Consumer Discretionary	4.7
Energy	3.0
Utilities	0.7
Short-term Investments 2.1%[4]	2.1
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2015.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS 97.9%
	CONSUMER DISCRETIONARY 4.7%
1,505,000	Target Corp	$122,853,150
640,000	Walt Disney Co/The	73,049,600
		195,902,750
	CONSUMER STAPLES 5.8%
2,060,000	General Mills Inc	114,783,200
2,200,000	Hormel Foods Corp	124,014,000
		238,797,200
	ENERGY 3.0%
1,450,000	Schlumberger Ltd (a)	124,975,500
	FINANCIALS 10.5%
230,000	American Express Co	17,875,600
1,910,000	Associated Banc-Corp	38,715,700
1,730,000	Principal Financial Group Inc	88,731,700
300,000	Travelers Cos Inc/The	28,998,000
4,020,000	US Bancorp/MN	174,468,000
1,550,000	Wells Fargo & Co	87,172,000
		435,961,000
	HEALTH CARE 17.9%
1,450,000	Baxter International Inc	101,398,500
924,300	Bio-Techne Corp	91,015,821
1,290,000	Johnson & Johnson	125,723,400
1,920,000	Medtronic PLC (f)	142,272,000
840,000	Patterson Cos Inc	40,866,000
1,230,000	Pfizer Inc	41,241,900
1,760,000	Roche Holding AG ADR (e)	61,723,200
1,400,000	St Jude Medical Inc	102,298,000
350,300	Zimmer Holdings Inc	38,263,269
		744,802,090
	INDUSTRIALS 30.1%
1,005,000	3M Co	155,071,500
1,400,000	CH Robinson Worldwide Inc	87,346,000
283,853	Deluxe Corp	17,598,886
3,420,000	Donaldson Co Inc	122,436,000
2,160,000	Emerson Electric Co	119,728,800
1,450,000	Fastenal Co	61,161,000
290,000	G&K Services Inc, Class A	20,050,600
540,000	Generac Holdings Inc (b)	21,465,000
2,310,000	General Electric Co	61,376,700

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
1,800,000	Graco Inc	$127,854,000
1,550,000	Honeywell International Inc	158,053,500
1,660,000	Pentair PLC (a)	114,125,000
1,820,000	Toro Co/The	123,359,600
640,000	United Parcel Service Inc, Class B	62,022,400
		1,251,648,986
	INFORMATION TECHNOLOGY 11.3%
784,299	Badger Meter Inc (d)	49,795,143
1,700,000	Corning Inc	33,541,000
1,715,152	Cray Inc (b)	50,614,136
1,000,000	Fiserv Inc (b)	82,830,000
982,849	MTS Systems Corp (d)	67,767,439
350,000	NVE Corp (d)	27,440,000
940,000	QUALCOMM Inc	58,872,200
1,100,000	Stratasys Ltd (a) (b)	38,423,000
2,970,000	Western Union Co/The	60,380,100
		469,663,018
	MATERIALS 13.9%
3,170,000	Bemis Co Inc	142,681,700
1,639,999	Ecolab Inc	185,434,687
2,481,600	HB Fuller Co	100,802,592
1,830,000	Valspar Corp/The	149,730,600
		578,649,579
	UTILITIES 0.7%
1,360,000	MDU Resources Group Inc	26,560,800
	TOTAL COMMON STOCKS (cost $2,207,067,386)	$4,066,960,923
	SHORT-TERM INVESTMENTS 1.9%
78,753,754	First American Prime Obligations Fund, Class Z, 0.03% (c) (cost $78,753,754)	$78,753,754
	TOTAL INVESTMENTS 99.8% (cost $2,285,821,140)	$4,145,714,677
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	7,286,825
	TOTAL NET ASSETS 100.0%	$4,153,001,502

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2015, these securities represented $277,523,500 or 6.7% of total net assets.

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2015.

(d)  Affiliated company.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors; 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2015

For the second quarter and six months ending June 30, 2015, the Mairs & Power Balanced Fund was down 1.56% and 0.79% respectively. The Fund underperformed its benchmark composite index (60% S&P 500 Total Return (TR) Index and 40% Barclays Government/Credit Bond Index), which was down 0.67% in the quarter and up 0.73% for the first half.

Much of the Fund's equity performance in both the second quarter and the first half can be explained by the dollar and interest rates. The Fund's performance in both periods was negatively impacted by our overweight position in the industrial sector, which remains under pressure due to the strong dollar as described in the market overview above. While the industrial sector has underperformed for the first half, we still like the names we hold and believe they represent real value for patient investors at their current levels.

The Federal Reserve is expected to begin raising rates later this year after an historic period of holding short term rates near zero. While much speculation has centered around when that will occur, we believe the more important question for investors is the pace at which rates will rise, which we believe will be modest. The market's anticipation of rising rates has had several effects which impacted the Fund's performance, some positively and some negatively. The financial sector generally, and banks in particular, did well in anticipation of rising rates since a steeper yield curve typically benefits their earnings. Conversely, investor focus on dividend paying stocks lost favor in anticipation of rising interest rates, which has made for choppy performance among many high yield dividend stocks. In particular, utility stocks pulled back as they again demonstrated their historical inverse relationship to interest rates. While this is a short term reaction to anticipated rising rates, the high quality stocks we hold should continue to provide a stream of income through dividends longer term.

Mairs & Power Balanced Fund (MAPOX) Second Quarter Results (3/31/15 – 6/30/15)

Top Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
Eli Lilly & Co.	14.64%	Eli Lilly & Co.	19.79%
Abbvie, Inc.	14.50%	Western Union Co.	12.28%
JPMorgan Chase & Co.	11.57%	JPMorgan Chase & Co.	7.05%
Pentair Ltd.	9.04%	Ecolab, Inc.	6.95%
General Electric Co.	6.81%	Target Corp.	6.31%

Weak Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
CH Robinson World Wide, Inc.	-15.07%	CH Robinson World Wide, Inc.	-17.92%
Corning Inc.	-13.29%	Corning Inc.	-15.19%
Deluxe Corp.	-10.79%	United Parcel Services, Inc.,
3M Co.	-6.74%	Class B	-14.06%
Medtronic, Inc.	-5.27%	Emerson Electric Co.	-11.44%
		Exxon Mobil Corp.	-11.24%

Past performance is no guarantee of future results.

In addition to the financial sector, health care and consumer discretionary were also positive contributors to Fund performance in both the second quarter and first half. For individual stocks, the top contributors in both periods tended towards larger cap names such as JP Morgan Chase (JPM), Eli Lilly (LLY), General Electric (GE) and Abbot Labs (ABT). In addition, AbbVie (ABBV), the bio-pharmaceutical development company spun off from Abbott Labs in 2013, was a top contributor in the second quarter.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

While economic indicators in the U.S. continue to show some modest improvements in GDP growth and declining unemployment, progress is neither straight line, nor without challenges. Although we are beginning to see some positive signs, concerns remain about the slow growth in Europe, Japan and China and the impact those economies have on the U.S. economy and interest rates. While macroeconomic worries and market ups and downs drive headlines, the Fund continues to focus on core holdings where we can expect to establish meaningful positions based on the fundamentals of individual stocks. We continue to hone the quality of the overall portfolio, both through the names we choose to own and those we choose to sell. Current out-of-favor sectors present us with buying opportunities for names we know and like. At the same time, we exited eight smaller positions in the quarter that we have determined will never become core positions. We also made a strategic shift out of British Petroleum (BP) into Chevron (CVX). We believe this is a higher quality holding, as BP has paid a heavy price in fines from its Gulf oil spill and the following litigation costs, as well as its large exposure in the Russian Republic. We prefer Chevron, which has neither.

On the fixed income side of the portfolio, the bond market sold off in June over concerns about a spillover from the Greek crisis as well as anticipation of Fed action on rates. This sell-off pushed the broad investment grade index into negative returns for the first six months (though it quickly recovered after the end of the quarter). In an unprecedented scenario which has existed through the first half of the year, four European central banks currently are offering their depositors negative interest rates, adding to the overall weak fixed income market. We continue to migrate the fixed income portfolio at the margins to shorter duration (the average length to maturity) and closer to the benchmark duration.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Index and 40% of the Barclays Government/Credit Bond Index. It is not possible to invest directly in an index.

Barclays government/Credit Bond Index is composed of high-quality, investment-grade United States government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

The S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the United States stock market. It tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2015

Ten years of investment performance (through June 30, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2015

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	1.19%	12.10%	7.50%	9.43%
Composite Index(1)	5.22%	11.85%	6.78%	7.92%
S&P 500 Total Return Index(2)	7.42%	17.34%	7.89%	8.91%
Barclays Government/Credit Bond Index(3)	1.69%	3.52%	4.38%	5.63%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Index and 40% of the Barclays Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks which assumes reinvestment of dividends that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

(3)  The Barclays Government/Credit Bond Index is composed of high-quality, investment-grade United States government and corporate fixed income securities with maturities greater than one year. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2015

Portfolio Managers

Ronald L. Kaliebe, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013
University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$85.07
Expense Ratio	0.72%[1]
Portfolio Turnover Rate	8.55%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

United Parcel Service Inc, Class B	2.8%
Medtronic PLC	2.6
US Bancorp/MN	2.6
Target Corp	2.4
Exxon Mobil Corp	2.3
Deluxe Corp	2.1
Johnson & Johnson	2.0
Emerson Electric Co	2.0
Ecolab Inc	1.9
Schlumberger Ltd	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 35.1%
Corporate Bonds	28.2%
Federal Agency Obligations	4.3
Asset Backed Securities	1.5
Preferred Securities	1.1
Common Stocks 62.8%
Industrials	15.4
Health Care	12.1
Financials	9.2
Energy	6.6
Information Technology	6.0
Materials	5.1
Consumer Discretionary	3.5
Consumer Staples	2.9
Utilities	2.0
Preferred Stocks 0.0%	0.0
Short-term Investments 2.1%[4]	2.1
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2015.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 35.1%
	FEDERAL AGENCY OBLIGATIONS 4.3%
$1,000,000	Federal National Mortgage Association	3.250%	03/27/28	$989,466
500,000	Federal Home Loan Banks	3.480%	10/29/29	500,176
2,030,000	Federal Home Loan Banks	3.620%	11/21/29	1,974,250
500,000	Federal Home Loan Banks	3.625%	11/26/29	500,178
1,400,000	Federal Home Loan Banks	3.650%	12/19/29	1,377,936
1,000,000	Federal Farm Credit Banks	3.590%	12/24/29	994,719
1,000,000	Federal National Mortgage Association	3.400%	02/27/30	975,821
1,000,000	Federal Farm Credit Banks	3.440%	03/28/31	953,606
1,400,000	Federal National Mortgage Association	3.520%	10/17/31	1,341,886
2,000,000	Federal National Mortgage Association	3.500%	09/10/32	1,837,016
500,000	Federal National Mortgage Association	3.400%	09/27/32	482,038
1,590,000	Federal Home Loan Banks	3.300%	01/18/33	1,519,053
3,000,000	Federal Farm Credit Banks	3.480%	02/07/33	2,904,162
3,482,000	Federal National Mortgage Association	3.500%	03/07/33	3,383,982
500,000	Federal National Mortgage Association	3.250%	04/29/33	479,007
500,000	Federal National Mortgage Association	3.430%	05/27/33	474,831
428,571	Federal Home Loan Banks	3.730%	07/01/33	420,888
500,000	Federal Home Loan Banks	4.700%	07/25/33	514,172
1,000,000	Federal Farm Credit Banks	4.375%	02/21/34	1,028,378
1,250,000	Federal Home Loan Banks	4.050%	07/14/34	1,251,620
1,000,000	Federal Farm Credit Banks	3.980%	08/14/34	999,339
1,000,000	Federal Home Loan Banks	3.840%	12/26/34	973,323
3,000,000	Federal Home Loan Banks	3.620%	02/12/35	2,779,551
2,000,000	Federal Home Loan Banks	3.600%	03/16/35	1,911,624
				30,567,022
	CORPORATE BONDS 28.2%
	CONSUMER DISCRETIONARY 2.8%
500,000	Gannett Co Inc	6.375%	09/01/15	502,812
340,000	Johnson Controls Inc	5.500%	01/15/16	348,540
250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	262,500
500,000	Best Buy Co Inc	5.000%	08/01/18	527,500
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	1,010,297
500,000	Ford Motor Credit Co LLC	3.450%	08/20/20	496,696
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,032,445
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,037,100
1,500,000	Time Warner Cable Inc	4.000%	09/01/21	1,539,954
555,000	Kohl's Corp	4.000%	11/01/21	584,117
500,000	Whirlpool Corp	4.700%	06/01/22	540,889

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER DISCRETIONARY (continued)
$1,750,000	Newell Rubbermaid Inc	4.000%	06/15/22	$1,777,633
1,000,000	Block Financial LLC	5.500%	11/01/22	1,078,085
318,000	Darden Restaurants Inc	3.350%	11/01/22	298,492
1,000,000	Staples Inc	4.375%	01/12/23	1,003,966
2,000,000	Kohl's Corp	3.250%	02/01/23	1,948,572
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	979,760
500,000	Hyatt Hotels Corp	3.375%	07/15/23	486,887
1,000,000	Ford Motor Credit Co LLC	4.000%	04/20/24	991,070
1,000,000	Coach Inc	4.250%	04/01/25	960,419
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	1,019,784
2,000,000	Comcast Corp	4.250%	01/15/33	1,953,224
				20,380,742
	CONSUMER STAPLES 1.2%
222,000	SUPERVALU Inc	8.000%	05/01/16	231,812
525,000	Cargill Inc (d)	6.000%	11/27/17	580,031
1,000,000	Avon Products Inc	4.200%	07/15/18	922,500
1,000,000	Safeway Inc	3.950%	08/15/20	902,500
500,000	Safeway Inc	4.750%	12/01/21	459,375
1,274,000	Avon Products Inc (c)	5.750%	03/15/23	1,095,640
2,949,000	Land O'Lakes Capital Trust I (d)	7.450%	03/15/28	3,133,313
500,000	Altria Group Inc	4.250%	08/09/42	443,750
1,000,000	Cargill Inc (d)	4.100%	11/01/42	941,401
				8,710,322
	ENERGY 2.2%
500,000	Anadarko Petroleum Corp	5.950%	09/15/16	527,457
250,000	ConocoPhillips	6.650%	07/15/18	286,130
1,500,000	Murphy Oil Corp	4.000%	06/01/22	1,417,675
500,000	Western Gas Partners LP	4.000%	07/01/22	501,733
655,000	FMC Technologies Inc	3.450%	10/01/22	631,273
3,000,000	Transocean Inc (a) (c)	4.300%	10/15/22	2,257,500
1,000,000	Murphy Oil Corp	3.700%	12/01/22	915,030
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,419,546
3,000,000	Williams Cos Inc/The	3.700%	01/15/23	2,793,330
1,945,000	Boardwalk Pipelines LP	3.375%	02/01/23	1,763,672
575,000	DCP Midstream Operating LP	3.875%	03/15/23	531,253
1,000,000	Diamond Offshore Drilling Inc	3.450%	11/01/23	945,634
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	486,967

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	ENERGY (continued)
$500,000	Global Marine Inc	7.000%	06/01/28	$370,000
500,000	Murphy Oil Corp	5.125%	12/01/42	414,547
500,000	Apache Corp	4.250%	01/15/44	434,217
				15,695,964
	FINANCIALS 10.0%
500,000	TCF National Bank	5.500%	02/01/16	505,624
500,000	KeyBank NA/Cleveland OH	5.450%	03/03/16	515,327
500,000	Symetra Financial Corp (d)	6.125%	04/01/16	514,884
250,000	Security Benefit Life Insurance Co (d)	8.750%	05/15/16	264,219
500,000	Bank of America Corp	6.050%	05/16/16	519,198
500,000	Torchmark Corp	6.375%	06/15/16	523,891
500,000	National City Bank/Cleveland OH	5.250%	12/15/16	527,414
500,000	M&I Marshall & Ilsley Bank	5.000%	01/17/17	524,672
500,000	Citigroup Inc	5.500%	02/15/17	531,215
500,000	Sirius International Group Ltd (a) (d)	6.375%	03/20/17	525,648
250,000	Bank of America Corp	5.700%	05/02/17	266,722
500,000	Royal Bank of Scotland Group PLC (a)	4.250%	07/15/17	521,832
500,000	Comerica Bank	5.200%	08/22/17	533,309
500,000	Bank of America Corp	6.000%	09/01/17	544,082
500,000	American Express Bank FSB	6.000%	09/13/17	546,614
500,000	Bear Stearns Cos LLC/The	6.400%	10/02/17	550,293
500,000	Prudential Financial Inc	6.000%	12/01/17	551,708
500,000	Barclays Bank PLC (a) (d)	6.050%	12/04/17	544,019
1,000,000	Morgan Stanley	5.950%	12/28/17	1,099,215
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	549,642
500,000	Wachovia Corp	5.750%	02/01/18	552,212
250,000	Lincoln National Corp	7.000%	03/15/18	281,703
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	568,658
500,000	Morgan Stanley	6.625%	04/01/18	561,028
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,061,886
500,000	Bank of America Corp	6.875%	04/25/18	564,840
500,000	Provident Cos Inc	7.000%	07/15/18	566,077
500,000	MetLife Inc	6.817%	08/15/18	575,473
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	558,705
500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	526,531
500,000	BB&T Corp	6.850%	04/30/19	585,172
250,000	WR Berkley Corp	6.150%	08/15/19	281,895

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Protective Life Corp	7.375%	10/15/19	$592,078
500,000	Prospect Capital Corp	5.125%	11/15/19	498,488
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	552,832
500,000	Prospect Capital Corp	4.000%	01/15/20	470,221
500,000	Morgan Stanley	5.500%	01/26/20	557,997
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	560,692
450,000	Compass Bank	5.500%	04/01/20	489,624
537,000	Manufacturers & Traders Trust Co (c)	5.585%	12/28/20	546,021
500,000	Wells Fargo & Co (c)	2.000%	01/31/21	493,389
1,000,000	Nationwide Financial Services Inc (d)	5.375%	03/25/21	1,097,408
500,000	Markel Corp	5.350%	06/01/21	556,489
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	555,259
500,000	Genworth Holdings Inc	7.625%	09/24/21	526,250
500,000	Aflac Inc	4.000%	02/15/22	528,645
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,039,084
1,000,000	Standard Chartered PLC (a) (d)	3.950%	01/11/23	975,886
500,000	Wells Fargo & Co	3.450%	02/13/23	497,293
2,500,000	Assurant Inc	4.000%	03/15/23	2,501,285
1,000,000	Markel Corp	3.625%	03/30/23	985,593
1,500,000	Citigroup Inc	3.500%	05/15/23	1,464,493
500,000	Morgan Stanley	4.100%	05/22/23	500,935
2,000,000	Liberty Mutual Group Inc (d)	4.250%	06/15/23	2,056,810
500,000	Ameriprise Financial Inc	4.000%	10/15/23	522,140
500,000	CNA Financial Corp	7.250%	11/15/23	603,333
500,000	Pacific Life Insurance Co (d)	7.900%	12/30/23	618,166
1,000,000	Moody's Corp	4.875%	02/15/24	1,074,038
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,016,567
500,000	Wintrust Financial Corp	5.000%	06/13/24	510,042
250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	245,190
500,000	Symetra Financial Corp	4.250%	07/15/24	498,827
1,000,000	Stifel Financial Corp	4.250%	07/18/24	988,062
1,000,000	Citigroup Inc	4.000%	08/05/24	986,749
1,500,000	Synchrony Financial	4.250%	08/15/24	1,506,443
1,800,000	Brown & Brown Inc	4.200%	09/15/24	1,776,746
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,069,112
2,000,000	TIAA Asset Management Finance Co LLC (d)	4.125%	11/01/24	2,014,320
1,000,000	Associated Banc-Corp	4.250%	01/15/25	985,242
2,000,000	Kemper Corp	4.350%	02/15/25	1,987,292

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$250,000	Liberty Mutual Insurance Co (d)	8.500%	05/15/25	$312,441
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,004,215
500,000	Morgan Stanley	4.350%	09/08/26	489,940
1,000,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	961,299
1,000,000	Citigroup Inc	4.300%	11/20/26	977,822
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	983,276
250,000	Provident Cos Inc	7.250%	03/15/28	308,069
1,000,000	JPMorgan Chase & Co (c)	3.000%	03/21/28	922,556
1,000,000	JPMorgan Chase & Co (c)	3.000%	03/22/28	969,541
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	916,620
500,000	Farmers Exchange Capital (d)	7.050%	07/15/28	603,342
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	492,811
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	466,453
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	498,567
1,000,000	JPMorgan Chase & Co (c)	3.250%	01/31/33	959,226
649,000	Lloyds Bank PLC (a) (c)	3.400%	01/31/33	615,229
250,000	Citigroup Inc (c)	4.000%	06/27/34	242,937
538,000	Bank of America Corp	4.000%	08/15/34	523,016
1,000,000	Prudential Financial Inc	4.050%	11/15/34	970,737
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	885,817
500,000	Barclays Bank PLC (a) (c)	4.000%	10/09/37	479,528
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	984,698
500,000	MetLife Inc	4.125%	08/13/42	465,351
500,000	Swiss Re Treasury US Corp (d)	4.250%	12/06/42	482,438
500,000	Pacific LifeCorp (d)	5.125%	01/30/43	503,789
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	483,923
500,000	Principal Financial Group Inc	4.350%	05/15/43	468,272
				71,764,662
	HEALTH CARE 0.7%
500,000	UnitedHealth Group Inc	6.000%	02/15/18	555,893
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,081,477
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,011,416
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,021,029
1,000,000	Mylan Inc/PA	4.200%	11/29/23	1,020,669
500,000	Wyeth LLC	6.450%	02/01/24	617,076
				5,307,560

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS 3.0%
$500,000	Masco Corp	7.125%	03/15/20	$580,000
500,000	Pentair Finance SA (a)	5.000%	05/15/21	546,922
500,000	IDEX Corp	4.200%	12/15/21	521,895
500,000	Masco Corp	5.950%	03/15/22	561,250
500,000	GATX Corp	4.750%	06/15/22	531,410
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (d)	4.875%	07/11/22	528,358
1,000,000	ADT Corp/The	3.500%	07/15/22	905,000
225,000	Pentair Finance SA (a)	3.150%	09/15/22	216,807
2,000,000	Dun & Bradstreet Corp/The	4.375%	12/01/22	1,992,864
1,000,000	GATX Corp	3.900%	03/30/23	1,011,187
500,000	ADT Corp/The	4.125%	06/15/23	467,500
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	518,365
1,000,000	Flowserve Corp	4.000%	11/15/23	1,011,648
2,126,000	Air Lease Corp	4.850%	02/01/24	2,115,370
500,000	Pitney Bowes Inc	4.625%	03/15/24	504,290
500,000	Toro Co/The	7.800%	06/15/27	634,155
500,000	General Electric Capital Corp	3.500%	05/15/32	480,627
200,000	General Electric Capital Corp	4.000%	08/17/32	194,028
1,375,000	General Electric Capital Corp	4.000%	09/17/32	1,340,252
3,000,000	Eaton Corp	4.000%	11/02/32	2,903,760
2,000,000	General Electric Capital Corp	4.000%	02/14/33	1,966,720
1,000,000	Pitney Bowes Inc	5.250%	01/15/37	1,030,837
590,000	Eaton Corp	4.150%	11/02/42	544,303
500,000	Lockheed Martin Corp	4.070%	12/15/42	472,446
				21,579,994
	INFORMATION TECHNOLOGY 3.8%
500,000	Western Union Co/The	5.930%	10/01/16	524,960
500,000	Broadridge Financial Solutions Inc	6.125%	06/01/17	536,362
500,000	Dell Inc	5.875%	06/15/19	530,000
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	520,049
500,000	Hewlett-Packard Co	3.750%	12/01/20	515,253
500,000	Dell Inc	4.625%	04/01/21	502,165
750,000	Hewlett-Packard Co	4.300%	06/01/21	779,023
500,000	Motorola Solutions Inc	3.750%	05/15/22	492,090
2,000,000	Symantec Corp	3.950%	06/15/22	2,006,000
1,000,000	Computer Sciences Corp	4.450%	09/15/22	1,026,481
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,014,836

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$2,025,000	Fiserv Inc	3.500%	10/01/22	$2,015,766
1,000,000	Autodesk Inc	3.600%	12/15/22	994,722
2,500,000	Arrow Electronics Inc	4.500%	03/01/23	2,555,030
1,500,000	Motorola Solutions Inc	3.500%	03/01/23	1,414,753
2,000,000	Fidelity National Information Services Inc	3.500%	04/15/23	1,941,282
2,352,000	Total System Services Inc	3.750%	06/01/23	2,310,633
1,000,000	Altera Corp	4.100%	11/15/23	1,051,903
500,000	Motorola Solutions Inc	4.000%	09/01/24	484,988
500,000	Arrow Electronics Inc	4.000%	04/01/25	488,848
4,000,000	Intel Corp	4.000%	12/15/32	3,833,128
1,500,000	Western Union Co/The	6.200%	11/17/36	1,501,907
				27,040,179
	MATERIALS 2.9%
500,000	International Paper Co	5.250%	04/01/16	514,699
500,000	Valspar Corp/The	6.050%	05/01/17	532,864
500,000	Cliffs Natural Resources Inc (c)	4.950%	01/15/18	363,750
500,000	Cliffs Natural Resources Inc	4.800%	10/01/20	237,500
500,000	Carpenter Technology Corp	5.200%	07/15/21	534,376
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	490,988
175,000	Mosaic Co/The	3.750%	11/15/21	180,484
1,000,000	Freeport-McMoRan Inc	3.550%	03/01/22	925,628
1,500,000	Newmont Mining Corp	3.500%	03/15/22	1,431,512
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	484,618
1,000,000	Domtar Corp	4.400%	04/01/22	1,016,269
2,000,000	RPM International Inc	3.450%	11/15/22	1,928,990
500,000	Carpenter Technology Corp	4.450%	03/01/23	497,364
500,000	Freeport-McMoRan Inc	3.875%	03/15/23	454,214
2,059,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	2,025,535
1,750,000	Barrick Gold Corp (a)	4.100%	05/01/23	1,705,154
2,000,000	Nucor Corp	4.000%	08/01/23	2,029,374
1,000,000	Mosaic Co/The	4.250%	11/15/23	1,028,229
865,000	Union Carbide Corp	7.500%	06/01/25	1,077,885
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,174,171
1,000,000	Alcoa Inc	5.950%	02/01/37	997,500
1,000,000	Newmont Mining Corp	4.875%	03/15/42	839,091
				20,470,195

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	TELECOMMUNICATION SERVICES 0.4%
$250,000	Verizon Communications Inc	6.350%	04/01/19	$285,686
500,000	CenturyLink Inc	6.150%	09/15/19	526,250
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	491,250
550,000	Qwest Corp	6.875%	09/15/33	543,834
1,000,000	Verizon Communications Inc	4.400%	11/01/34	925,759
				2,772,779
	UTILITIES 1.2%
500,000	Commonwealth Edison Co	6.150%	09/15/17	550,910
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	274,035
250,000	South Jersey Gas Co	7.125%	10/22/18	283,773
250,000	United Utilities PLC (a)	5.375%	02/01/19	269,247
2,000,000	PPL Energy Supply LLC	4.600%	12/15/21	1,835,000
2,170,000	ONEOK Inc	4.250%	02/01/22	2,095,068
785,000	SCANA Corp	4.125%	02/01/22	790,804
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,023,596
900,000	National Fuel Gas Co	3.750%	03/01/23	834,485
500,000	Entergy Gulf States Inc	6.180%	03/01/35	501,529
				8,458,447
	TOTAL CORPORATE BONDS			202,180,844
	ASSET BACKED SECURITIES 1.5%
500,000	Delta Air Lines 2010-2 Class B Pass Through Trust (d)	6.750%	05/23/17	508,350
357,370	Continental Airlines 2009-1 Pass Through Trust	9.000%	01/08/18	380,599
353,258	American Airlines 2011-1 Class B Pass Through Trust (d)	7.000%	07/31/19	380,635
106,772	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	111,777
530,229	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	547,462
319,898	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	342,290
624,056	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	695,435
722,789	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	766,156
190,000	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	209,000
358,211	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	405,674
756,600	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	845,500
1,000,000	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	980,000

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$392,230	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	$448,860
1,287,052	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,264,529
566,943	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	576,071
976,901	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	1,003,766
937,053	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	940,567
				10,406,671
	PREFERRED SECURITIES 1.1%
105,000	Affiliated Managers Group Inc	5.250%	10/15/22	2,649,150
20,000	Pitney Bowes Inc	5.250%	11/27/22	509,600
23,000	Stifel Financial Corp	5.375%	12/31/22	586,500
10,000	Raymond James Financial Inc	6.900%	03/15/42	261,600
20,000	Protective Life Corp	6.000%	09/01/42	503,000
20,000	Selective Insurance Group Inc	5.875%	02/09/43	496,600
40,000	WR Berkley Corp	5.625%	04/30/53	967,600
20,000	Verizon Communications Inc	5.900%	02/15/54	524,400
20,000	American Financial Group Inc/OH	6.250%	09/30/54	508,400
20,000	Qwest Corp	6.875%	10/01/54	517,400
10,000	NextEra Energy Capital Holdings Inc	5.700%	03/01/72	241,000
				7,765,250
	TOTAL FIXED INCOME SECURITIES (cost $249,905,047)			$250,919,787
	COMMON STOCKS 62.8%
	CONSUMER DISCRETIONARY 3.5%
74,000	Home Depot Inc/The			8,223,620
210,000	Target Corp			17,142,300
				25,365,920
	CONSUMER STAPLES 2.9%
63,000	Hershey Co/The			5,596,290
120,000	Hormel Foods Corp			6,764,400
31,000	Kimberly-Clark Corp			3,285,070
				20,660,560
	ENERGY 6.6%
72,000	Chevron Corp			6,945,840
172,000	ConocoPhillips			10,562,520
196,000	Exxon Mobil Corp			16,307,200
160,000	Schlumberger Ltd (a)			13,790,400
				47,605,960

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIALS 9.2%
46,000	American Express Co	$3,575,120
404,000	Associated Banc-Corp	8,189,080
139,000	JPMorgan Chase & Co	9,418,640
267,000	Principal Financial Group Inc	13,694,430
35,000	Travelers Cos Inc/The	3,383,100
427,000	US Bancorp/MN	18,531,800
156,000	Wells Fargo & Co	8,773,440
		65,565,610
	HEALTH CARE 12.1%
148,500	Abbott Laboratories	7,288,380
84,000	AbbVie Inc	5,643,960
131,000	Baxter International Inc	9,160,830
74,500	Bristol-Myers Squibb Co	4,957,230
74,000	Eli Lilly & Co	6,178,260
150,000	Johnson & Johnson	14,619,000
252,500	Medtronic PLC (f)	18,710,250
295,000	Pfizer Inc	9,891,350
296,000	Roche Holding AG ADR (e)	10,380,720
		86,829,980
	INDUSTRIALS 15.4%
86,000	3M Co	13,269,800
115,000	CH Robinson Worldwide Inc	7,174,850
239,500	Deluxe Corp	14,849,000
256,000	Emerson Electric Co	14,190,080
420,000	General Electric Co	11,159,400
91,000	Graco Inc	6,463,730
114,000	Honeywell International Inc	11,624,580
136,000	Pentair PLC (a)	9,350,000
40,000	Toro Co/The	2,711,200
204,100	United Parcel Service Inc, Class B	19,779,331
		110,571,971
	INFORMATION TECHNOLOGY 6.0%
420,000	Corning Inc	8,286,600
70,000	International Business Machines Corp	11,386,200
88,500	MTS Systems Corp	6,102,075
86,000	QUALCOMM Inc	5,386,180
569,000	Western Union Co/The	11,567,770
		42,728,825

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	MATERIALS 5.1%
136,000	Bemis Co Inc	$6,121,360
123,000	Ecolab Inc	13,907,610
156,000	HB Fuller Co	6,336,720
124,000	Valspar Corp/The	10,145,680
		36,511,370
	UTILITIES 2.0%
88,000	ALLETE Inc	4,082,320
252,000	MDU Resources Group Inc	4,921,560
173,000	Xcel Energy Inc	5,567,140
		14,571,020
	TOTAL COMMON STOCKS (cost $314,428,900)	$450,411,216
	PREFERRED STOCKS 0.0%
	UTILITIES 0.0%
10,000	SCE Trust I	240,800
	TOTAL PREFERRED STOCKS (cost $250,000)	$240,800
	SHORT-TERM INVESTMENTS 1.6%
11,654,291	First American Prime Obligations Fund, Class Z, 0.03% (b) (cost $11,654,291)	$11,654,291
	TOTAL INVESTMENTS 99.5% (cost $576,238,238)	$713,226,094
	OTHER ASSETS AND LIABILITIES (NET) 0.5%	3,315,842
	TOTAL NET ASSETS 100.0%	$716,541,936

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2015, these securities represented $34,797,138 or 4.9% of total net assets.

(b)  The rate quoted is the annualized seven-day effective yield as of June 30, 2015.

(c)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2015.

(d)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of June 30, 2015, these securities represented $16,585,458 or 2.3% of total net assets.

(e)  American Depositary Receipt.

(f)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015 in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors; 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2015

The Small Cap Fund was down 1.27% for the second quarter and up slightly for the first half at 1.31%, but has thus far underperformed both the index and peers in both periods ending June 30, 2015. The S&P 600 Small Cap Total Return (TR) Index was up 0.19% and 4.16% in the second quarter and first half and the peer group, as measured by the Lipper Small Cap Core index, was down 0.12% for the quarter and up 3.63% for the first half.

A combination of sector allocation and stock selection drove the Fund's relative underperformance for the first half. An underweight position in the healthcare sector and overweight position in the industrial sector were the primary negative factors in sector allocation. While the Fund is only slightly underweight in healthcare, that sector has been the best performing by far so far this year, up nearly 20%. Within healthcare, biotechnology has been the hot industry and the Fund has little exposure there due to the all-or-nothing risk those stocks pose. The other sector weight that impacted Fund performance negatively relative to the index was the Fund's overweight position in the industrial sector. While the sector has performed well through most of the economic recovery, it has been one of the worst performing sectors so far this year, due to the dollar's strength.

Stock selection has also been a drag on relative performance for the year. The Fund was clearly early building a new position in Stratasys (SSYS) beginning this year as the stock continued to have a significant negative impact on performance in the second quarter. The competitive position of the company looks very strong within 3-D printing, but during the quarter growth within this immature industry slowed significantly, punishing the stock as the market grew concerned about the long-term growth rate. We continue to believe the additive manufacturing space is very early in its growth cycle and continue to like both the industry and Stratasys's stock longer term.

Mairs & Power Small Cap Fund (MSCFX) Second Quarter Results (3/31/15 – 6/30/15)

Top Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
VASCO Data Security Int'l, Inc.	39.97%	Gentherm, Inc.	45.79%
Apogee Enterprises, Inc.	21.66%	Vascular Solutions, Inc.	23.68%
NVE Corporation	13.57%	Apogee Enterprises, Inc.	20.08%
PrivateBancorp, Inc.	13.03%	PrivateBancorp, Inc.	15.06%
Wintrust Financial Corporation	11.76%	Wintrust Financial Corporation	10.00%

Weak Performers

Second Quarter (3/31/15 – 6/30/15)		Year To Date (12/31/14 – 6/30/15)
Stratasys, Inc.	-34.01%	MDU Resources Group, Inc.	-21.05%
Cardiovascular Systems Inc.	-32.44%	ALLETE, Inc.	-20.03%
Generac Holdings	-18.55%	Generac Holdings	-19.15%
Agree Realty Corporation	-11.72%	Cray Inc.	-18.57%
Deluxe Corp.	-10.70%	Oshkosh Corporation	-17.05%

Past performance is no guarantee of future results.

Two other large detractors for the first half were utilities Allete (ALE) and MDU Resources (MDU). The utility sector has been one of the worst performing so far this year as these bond-like investments sold off with the expectation of increased interest rates. Allete and MDU were additionally impacted due to each company's customer base. Allete serves iron ore mines in Northern Minnesota and MDU Resources serves the Bakken oil range in North Dakota. The decline in iron ore and oil prices have hurt both of these utility stocks. As the price

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

came down, we have selectively added to our position in MDU as we believe drilling will continue in the Bakken, albeit at a slower pace, while the region's utility rate base will continue to grow nicely.

Vasco Data (VDSI) and Gentherm (THRM) continued as strong performers for the Fund in the second quarter and year-to-date. Vasco's two factor network security authentication continues to gain adoption in the banking industry as the steady drumbeat of exposed data breaches is heard across many industries. In addition, the company continues to introduce new and improved variations of its DIGIPASS authentication application. Gentherm's strong competitive position as a leading supplier of heated and cooled automotive seats, coupled with strong demand for those options on new vehicles has greatly benefited the company and its stock.

Raven Industries (RAVN), based in Sioux Falls, South Dakota, was added to the portfolio in the second quarter. The company's stock has been depressed due to its precision agriculture business which has come under pressure with lower crop prices. But, we anticipate that business as well as Raven's applied films business should start to stabilize soon. Also, the company is in the early stages of a project with Google to supply high altitude balloons providing internet service to the portion of the world's population which currently lacks access. Small cap stocks have continued to rebound relative to larger cap stocks over the last several quarters. Valuations are just slightly below their average long term premium to large cap stocks, a premium we believe to be justified as smaller stocks have continued to slightly outpace larger stocks in both revenue and earnings growth. Over the near term we would expect small cap stocks to perform in line with their expected mid-single digit revenue and earnings growth rates.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations, and the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

Diversification does not guarantee profit or protect against loss.

Lipper Small Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper. It is not possible to invest directly in an index.

The S&P SmallCap 600 Index is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2015

Investment performance since commencement of operations (through June 30, 2015)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2015

	1 Year	3 Year	Since Inception(3)
Mairs & Power Small Cap Fund	2.38%	18.53%	22.43%
S&P SmallCap 600 Total Return Index(1)	6.72%	18.81%	19.38%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return Index is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States. It is not possible to invest directly in an index.

(2)  Periods less than one year are not annualized.

(3)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2015

Portfolio Managers

Andrew R. Adams, lead manager since 2011
University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$20.94
Expense Ratio	1.06%[1]
Portfolio Turnover Rate	9.73%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Badger Meter Inc	3.6%
Wintrust Financial Corp	3.5
PrivateBancorp Inc	3.2
United Fire Group Inc	3.2
Cray Inc	3.2
Bemis Co Inc	3.0
Deluxe Corp	3.0
Bio-Techne Corp	3.0
Hawkins Inc	3.0
Apogee Enterprises Inc	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.3%
Industrials	28.4%
Financials	22.3
Information Technology	18.4
Materials	7.4
Health Care	7.0
Consumer Discretionary	5.2
Utilities	5.2
Consumer Staples	2.5
Energy	0.9
Short-term Investments 2.7%[4]	2.7
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2015.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS 97.3%
	CONSUMER DISCRETIONARY 5.2%
23,300	Buffalo Wild Wings Inc (b)	$3,650,877
36,100	Cabela's Inc (b)	1,804,278
94,185	Gentherm Inc (b)	5,171,698
		10,626,853
	CONSUMER STAPLES 2.5%
53,100	Casey's General Stores Inc	5,083,794
	ENERGY 0.9%
255,900	Northern Oil and Gas Inc (b)	1,732,443
	FINANCIALS 22.3%
202,100	Agree Realty Corp	5,895,257
262,200	Associated Banc-Corp	5,314,794
288,613	Bank Mutual Corp	2,213,662
236,116	Cardinal Financial Corp	5,144,967
259,400	Physicians Realty Trust	3,984,384
164,950	PrivateBancorp Inc	6,568,309
199,363	United Fire Group Inc	6,531,132
51,500	Waddell & Reed Financial Inc, Class A	2,436,465
134,600	Wintrust Financial Corp	7,184,948
		45,273,918
	HEALTH CARE 7.0%
61,000	Bio-Techne Corp	6,006,670
127,442	Cardiovascular Systems Inc (b)	3,370,841
35,300	Patterson Cos Inc	1,717,345
90,473	Vascular Solutions Inc (b)	3,141,223
		14,236,079
	INDUSTRIALS 28.4%
189,500	Actuant Corp	4,375,555
113,600	Apogee Enterprises Inc	5,979,904
98,500	Deluxe Corp	6,107,000
138,300	Donaldson Co Inc	4,951,140
52,939	G&K Services Inc, Class A	3,660,203
130,600	Generac Holdings Inc (b)	5,191,350
69,700	Graco Inc	4,950,791
106,100	Hub Group Inc, Class A (b)	4,280,074
139,600	Manitowoc Co Inc/The	2,736,160
121,700	Oshkosh Corp	5,157,646

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
48,700	Proto Labs Inc (b)	$3,286,276
128,534	Raven Industries Inc	2,613,096
13,400	Snap-on Inc	2,133,950
31,300	Toro Co/The	2,121,514
		57,544,659
	INFORMATION TECHNOLOGY 18.4%
114,196	Badger Meter Inc	7,250,304
220,478	Cray Inc (b)	6,506,306
167,675	MOCON Inc	2,674,416
47,200	MTS Systems Corp	3,254,440
58,434	NVE Corp	4,581,226
52,200	SPS Commerce Inc (b)	3,434,760
141,300	Stratasys Ltd (a) (b)	4,935,609
153,316	VASCO Data Security International Inc (b)	4,628,610
		37,265,671
	MATERIALS 7.4%
136,000	Bemis Co Inc	6,121,360
148,283	Hawkins Inc	5,989,150
35,000	Valspar Corp/The	2,863,700
		14,974,210
	UTILITIES 5.2%
101,900	ALLETE Inc	4,727,141
301,300	MDU Resources Group Inc	5,884,389
		10,611,530
	TOTAL COMMON STOCKS (cost $166,992,024)	$197,349,157
	SHORT-TERM INVESTMENTS 2.2%
4,374,886	First American Prime Obligations Fund, Class Z, 0.03% (c) (cost $4,374,886)	$4,374,886
	TOTAL INVESTMENTS 99.5% (cost $171,366,910)	$201,724,043
	OTHER ASSETS AND LIABILITIES (NET) 0.5%	944,823
	TOTAL NET ASSETS 100.0%	$202,668,866

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2015, these securities represented $4,935,609 or 2.4% of total net assets.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2015

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2015.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)  June 30, 2015

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$4,000,712,095	$713,226,094	$201,724,043
Affiliated securities (Note 5) *	145,002,582	-	-
	4,145,714,677	713,226,094	201,724,043
Receivable for Fund shares sold	2,148,224	706,874	1,238,786
Receivable for securities sold	4,479,852	824,101	-
Dividends and interest receivable	6,582,681	3,493,189	178,573
Prepaid expenses and other assets	147,495	59,189	34,526
	4,159,072,929	718,309,447	203,175,928
LIABILITIES
Payable for Fund shares redeemed	1,313,960	1,202,916	34,765
Payable for securities purchased	2,314,855	78,700	272,589
Accrued investment management fees (Note 2)	1,948,778	360,679	151,098
Accrued Fund administration fees (Note 2)	114,851	20,070	4,361
Accrued trustee fees	10,534	1,777	381
Accrued audit and tax expense	18,975	26,238	14,562
Accrued transfer agent fees	217,554	44,239	18,339
Accrued expenses and other liabilities	131,920	32,892	10,967
	6,071,427	1,767,511	507,062
NET ASSETS	$4,153,001,502	$716,541,936	$202,668,866
NET ASSETS CONSIST OF
Portfolio capital	$2,144,558,431	$566,793,291	$169,044,910
Undistributed net investment income	220,691	323,587	472,990
Undistributed net realized gain on investments	148,328,843	12,437,202	2,793,833
Net unrealized appreciation on investments	1,859,893,537	136,987,856	30,357,133
TOTAL NET ASSETS	$4,153,001,502	$716,541,936	$202,668,866
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	36,200,336	8,422,707	9,679,491
Net asset value per share	$114.72	$85.07	$20.94
* Cost of investments
Cost of unaffiliated securities	$2,218,203,466	$576,238,238	$171,366,910
Cost of affiliated securities (Note 5)	67,617,674	-	-
	$2,285,821,140	$576,238,238	$171,366,910

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS (unaudited)  Six Months Ended June 30, 2015

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$41,914,687	$6,158,851	$1,468,088
Dividends from affiliated securities (Note 5)	2,416,138	-	-
Interest income	6,535	5,646,587	401
TOTAL INCOME	44,337,360	11,805,438	1,468,489
Expenses:
Investment management fees (Note 2)	11,823,543	2,206,765	843,136
Fund administration fees (Note 2)	377,441	67,607	15,713
Fund accounting	224,331	76,389	26,163
Trustees' compensation (Note 2)	105,984	17,877	3,831
Transfer agent fees	733,760	144,028	52,714
Custodian fees	125,112	24,734	7,926
Legal and audit fees	79,750	36,273	15,972
Printing and mailing fees	156,449	44,369	12,976
Other expenses	117,172	36,101	17,501
TOTAL EXPENSES	13,743,542	2,654,143	995,932
NET INVESTMENT INCOME	30,593,818	9,151,295	472,557
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain on investments
Unaffiliated issuers	141,941,780	12,436,836	3,893,573
Affiliated issuers (Note 5)	6,573,057	-	-
	148,514,837	12,436,836	3,893,573
Change in net unrealized depreciation on investments	(201,766,117)	(26,976,556)	(2,296,873)
NET GAIN (LOSS) ON INVESTMENTS	(53,251,280)	(14,539,720)	1,596,700
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(22,657,462)	$(5,388,425)	$2,069,257
* Net of foreign taxes withheld of:	$265,023	$43,518	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS
Net investment income	$30,593,818	$56,029,296
Net realized gain on investments sold	148,514,837	85,784,027
Net change in unrealized appreciation (depreciation) of investments	(201,766,117)	186,205,036
NET INCREASE IN NET ASSETS FROM OPERATIONS	(22,657,462)	328,018,359
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(30,578,156)	(55,824,267)
Net realized gain on investments sold	-	(86,125,609)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(30,578,156)	(141,949,876)
CAPITAL TRANSACTIONS
Proceeds from shares sold	189,614,147	544,753,954
Reinvestment of distributions from net investment income and net realized gains	28,261,147	133,193,951
Cost of shares redeemed	(309,113,465)	(531,070,805)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(91,238,171)	146,877,100
TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,473,789)	332,945,583
NET ASSETS
Beginning of period	4,297,475,291	3,964,529,708
End of period (including undistributed net investment income of $220,691 and $205,029, respectively)	$4,153,001,502	$4,297,475,291
FUND SHARE TRANSACTIONS
Shares sold	1,627,087	4,860,694
Shares issued for reinvested distributions	246,844	1,139,114
Shares redeemed	(2,656,099)	(4,704,753)
NET INCREASE (DECREASE) IN FUND SHARES	(782,168)	1,295,055

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS
Net investment income	$9,151,295	$15,303,692
Net realized gain on investments sold	12,436,836	725,618
Net change in unrealized appreciation (depreciation) of investments	(26,976,556)	33,547,192
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(5,388,425)	49,576,502
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(8,850,857)	(15,372,720)
Net realized gain on investments sold	-	(725,533)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(8,850,857)	(16,098,253)
CAPITAL TRANSACTIONS
Proceeds from shares sold	81,537,197	209,088,383
Reinvestment of distributions from net investment income and net realized gains	8,477,585	15,406,907
Cost of shares redeemed	(82,097,016)	(99,425,514)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	7,917,766	125,069,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,321,516)	158,548,025
NET ASSETS
Beginning of period	722,863,452	564,315,427
End of period (including undistributed net investment income of $323,587 and $23,149, respectively)	$716,541,936	$722,863,452
FUND SHARE TRANSACTIONS
Shares sold	938,628	2,474,800
Shares issued for reinvested distributions	98,527	180,250
Shares redeemed	(943,675)	(1,181,522)
NET INCREASE IN FUND SHARES	93,480	1,473,528

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS
Net investment income	$472,557	$575,864
Net realized gain on investments sold	3,893,573	2,028,819
Net change in unrealized appreciation (depreciation) of investments	(2,296,873)	6,724,120
NET INCREASE IN NET ASSETS FROM OPERATIONS	2,069,257	9,328,803
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(569,257)
Net realized gain on investments sold	-	(2,834,620)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	-	(3,403,877)
CAPITAL TRANSACTIONS
Proceeds from shares sold	49,844,189	60,699,525
Reinvestment of distributions from net investment income and net realized gains	-	3,281,967
Cost of shares redeemed*	(11,474,853)	(19,162,440)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	38,369,336	44,819,052
TOTAL INCREASE IN NET ASSETS	40,438,593	50,743,978
NET ASSETS
Beginning of period	162,230,273	111,486,295
End of period (including undistributed net investment income of $472,990 and $433, respectively)	$202,668,866	$162,230,273
FUND SHARE TRANSACTIONS
Shares sold	2,375,598	3,008,547
Shares issued for reinvested distributions	-	157,787
Shares redeemed	(545,422)	(953,045)
NET INCREASE IN FUND SHARES	1,830,176	2,213,289
* Net of redemption fees of:	$20,097	$24,735

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2015

Note 1 – Organization and Significant Accounting Policies

The Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund), and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2015, no securities in the Funds were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2015

Note 1 – Organization and Significant Accounting Policies (continued)

and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the net assets of each Fund as of June 30, 2015:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,145,714,677	$470,071,557	$201,724,043
Level 2**	-	243,154,537	-
Level 3	-	-	-
Total	$4,145,714,647	$713,226,094	$201,724,043

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers amongst levels during the period and did not hold any Level 3 investments at either June 30, 2015 or December 31, 2014.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2015, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2014, the Funds did not have any post-enactment capital loss carryforwards. The Small Cap Fund has a year end of October 31 for capital gains. At December 31, 2014, the Small Cap Fund deferred, on a tax basis, post-October losses of $1,036,472.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2015

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

The Adviser provides fund administration services to the Funds under a written fund administration servicing agreement approved by the Board. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00281% of average daily net assets. Fund administration fees incurred for the six months ended June 30, 2015 and fund administration fees payable to the Adviser as of June 30, 2015 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$59,481	$10,335	$2,633
Fund administration fees payable	9,797	1,689	472

Pursuant to a sub-administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged a sub-administration fee paid to USBFS. Sub-administration fees from USBFS incurred for the six months ended June 30, 2015 and sub-administration fees payable to USBFS as of June 30, 2015 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$317,960	$57,272	$13,080
Sub-administration fees payable	105,054	18,381	3,889

Trustees' Compensation

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2015

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the six months ended June 30, 2015 and the fiscal year ended December 31, 2014, were as follows:

Six months ended June 30, 2015
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$30,578,156	$8,850,857	$-
Long-term capital gains	-	-	-
Total distributions paid	$30,578,156	$8,850,857	$-
Year ended December 31, 2014
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$55,824,267	$15,401,379	$569,257
Long-term capital gains	86,125,609	696,874	2,834,620
Total distributions paid	$141,949,876	$16,098,253	$3,403,877

Ordinary income distributions include net short-term capital gains. The Funds designate the long-term capital gains presented above as capital gains dividends under the Internal Revenue Code.

At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,232,065,087	$553,234,505	$129,533,153
Gross unrealized appreciation	$2,100,312,918	$173,607,417	$37,249,153
Gross unrealized depreciation	(39,445,161)	(9,643,005)	(4,658,415)
Net unrealized appreciation	$2,060,867,757	$163,964,412	$32,590,738
Undistributed ordinary income	$205,029	$23,222	$433
Undistributed long-term capital gains	605,903	293	-
Total distributable earnings	$810,932	$23,515	$433
Other accumulated earnings	-	-	(1,036,472)
Total accumulated earnings	$2,061,678,689	$163,987,927	$31,554,699

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferrals of losses on wash sales and the tax cost basis adjustment due to receipt of return of capital distributions from certain investments.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2015

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Growth Fund	$280,342,471	$389,546,861
Balanced Fund	63,674,460	40,016,568
Small Cap Fund	54,763,149	17,734,593

Purchases and sales of government securities during the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	12,986,012	21,174,120
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the six months ended June 30, 2015. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/14	Purchases	Sales	Balance 06/30/15	Dividend Income	Fair Value at 06/30/15
Badger Meter Inc	784,299	-	-	784,299	$298,034	$49,795,143
MTS Systems Corp	1,071,025	-	88,176	982,849	642,615	67,767,439
NVE Corp	486,185	-	136,185	350,000	1,475,489	27,440,000
					$2,416,138	$145,002,582

Note 6 – Report of the Funds' Special Meetings of Shareholders

A special meeting of shareholders of the Trust took place on April 10, 2015 for the purpose of acting on the following proposal:

To elect six trustees to the Trust's Board of Trustees, including four current trustees and two trustee nominees.

All shareholders of record at the close of February 10, 2015 (the "Record Date") were entitled to vote. As of the Record Date, the Growth Fund had 36,674,321 shares outstanding, the Balanced Fund had 8,526,479 shares outstanding, and the Small Cap Fund had 8,473,479 shares outstanding for a cumulative total of 53,674,279 shares outstanding and entitled to vote at the special meeting of the Trust. A cumulative of 40,280,908 shares had been voted which represented 75.0% of the record date shares. The following is a summary of the shares voted for the proposal:

Trustee Nominee	For	%	Withhold	%
Norbert J. Conzemius	39,677,615	98.5	603,293	1.5
Jon A. Theobald	39,538,347	98.2	742,561	1.8
Bert J. McKasy	39,650,464	98.4	630,443	1.6
Mary Schmid Daugherty	39,771,461	98.7	509,447	1.3
James D. Alt	39,735,713	98.6	545,194	1.4
Patrick A. Thiele	39,532,676	98.1	748,231	1.9

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2015

Note 6 – Report of the Funds' Special Meetings of Shareholders (continued)

A special meeting of shareholders of the Balanced Fund took place on April 24, 2015 for the purpose of acting on the following proposal:

To approve an amendment to the Balanced Fund's investment objective.

All shareholders of record as of the Record Date were entitled to vote. The following is a summary of the shares voted for the proposal:

For	%	Against	%	Abstain	%
4,424,587	96.5	105,375	2.3	54,279	1.2

Mairs and Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2015 (1)	2014	2013	2012	2011	2010
	(unaudited)
Per Share
Net asset value, beginning of period	$116.20	$111.09	$83.95	$70.78	$72.16	$63.12
Income from investment operations:
Net investment income	0.84	1.54	1.23	1.33	1.01	0.86
Net realized and unrealized gain (loss)	(1.47)	7.48	28.58	14.08	(0.45)	10.01
Total from investment operations	(0.63)	9.02	29.81	15.41	0.56	10.87
Distributions to shareholders from:
Net investment income	(0.85)	(1.53)	(1.23)	(1.34)	(1.00)	(0.86)
Net realized gains on unaffiliated investments sold	-	(2.38)	(1.44)	(0.90)	(0.94)	(0.97)
Contribution from Adviser	-	-	-	-	-	(0.04	)(2)
Total distributions	(0.85)	(3.91)	(2.67)	(2.24)	(1.94)	(1.87)
Contribution from Adviser	-	-	-	-	-	0.04	(2)
Net asset value, end of period	$114.72	$116.20	$111.09	$83.95	$70.78	$72.16
Total investment return	(0.54)%	8.12%	35.64%	21.91%	0.74%	17.40	%(3)
Net assets, end of period, in thousands	$4,153,002	$4,297,475	$3,964,530	$2,498,207	$1,975,127	$2,040,709
Ratios/supplemental data:
Ratio of expenses to average net assets	0.65%	0.65%	0.67%	0.70%	0.72%	0.71%
Ratio of net investment income to average net assets	1.45	1.36	1.27	1.69	1.40	1.26
Portfolio turnover rate	6.74	6.42	3.79	1.58	2.78	1.81

(1)  For the six months ended June 30, 2015, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, were $1,192,736, or $0.04 per share based upon shares outstanding on May 21, 2010 and $8,271 or $0.0003 per share based on shares outstanding as of September 24, 2010.

(3)  For the year ended December 31, 2010, 0.08% of the Fund's total return was a result of contributions as described in footnote 2 above. Excluding the contributions, total investment return would have been 17.32%.

See accompanying Notes to Financial Statements.

Mairs and Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2015 (1)	2014	2013	2012	2011	2010
	(unaudited)
Per Share
Net asset value, beginning of period	$86.79	$82.31	$70.83	$62.15	$62.01	$55.76
Income from investment operations:
Net investment income	1.07	1.98	1.79	1.89	1.85	1.81
Net realized and unrealized gain (loss)	(1.75)	4.59	11.58	8.79	0.13	6.29
Total from investment operations	(0.68)	6.57	13.37	10.68	1.98	8.10
Distributions to shareholders from:
Net investment income	(1.04)	(2.00)	(1.78)	(1.91)	(1.83)	(1.81)
Net realized gains on investments sold	-	(0.09)	(0.11)	(0.09)	(0.01)	(0.04)
Contribution from Adviser	-	-	-	-	-	(0.06	)(2)
Return of capital	-	-	-	-	-	(0.00	)(3)
Total distributions	(1.04)	(2.09)	(1.89)	(2.00)	(1.84)	(1.91)
Contribution from Adviser	-	-	-	-	-	0.06	(2)
Net asset value, end of period	$85.07	$86.79	$82.31	$70.83	$62.15	$62.01
Total investment return	(0.79)%	8.04%	19.02%	17.34%	3.23%	14.87	%(4)
Net assets, end of period, in thousands	$716,542	$722,863	$564,315	$286,910	$186,660	$169,400
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.74%	0.79%	0.81%
Ratio of net investment income to average net assets	2.49	2.39	2.43	2.94	2.99	3.13
Portfolio turnover rate	8.55	4.53	3.02	5.46	9.12	5.93

(1)  For the six months ended June 30, 2015, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, were $161,030 or $0.06 per share based upon shares outstanding on May 21, 2010 and $5,841 or $0.002 per share based on shares outstanding as of September 24, 2010.

(3)  Amount per share is less than $0.005.

(4)  For the year ended December 31, 2010, 0.11% of the Fund's total return was a result of contributions as described in footnote 2 above. Excluding the contributions, total investment return would have been 14.76%.

See accompanying Notes to Financial Statements.

Mairs and Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,					August 11, 2011 * Through
	June 30, 2015 (1)	2014		2013		2012	December 31, 2011 (1)
	(unaudited)
Per Share
Net asset value, beginning of period	$20.67	$19.78		$14.49		$11.21	$10.00
Income from investment operations:
Net investment income	0.05	0.08		0.06		0.01	0.01
Net realized and unrealized gain (loss)	0.22	1.25		5.56		3.42	1.20
Total from investment operations	0.27	1.33		5.62		3.43	1.21
Distributions to shareholders from:
Net investment income	-	(0.07)		(0.06)		(0.02)	-
Net realized gains on investments sold	-	(0.37)		(0.27)		(0.13)	-
Redemption fees	-	(0.00	)(2)	(0.00	)(2)	-	-
Total distributions	-	(0.44)		(0.33)		(0.15)	-
Net asset value, end of period	$20.94	$20.67		$19.78		$14.49	$11.21
Total investment return	1.31%	6.73%		38.75%		30.60%	12.10%
Net assets, end of period, in thousands	$202,669	$162,230		$111,486		$41,644	$5,194
Ratios/supplemental data:
Ratio of expenses to average net assets
Before expense reimbursement	1.06%	1.07%		1.17%		1.73%	7.98%
After expense reimbursement	1.06	1.07		1.17		1.25	1.25
Ratio of net investment income to average net assets
Before expense reimbursement	0.50%	0.43%		0.37%		(0.14)%	(6.41)%
After expense reimbursement	0.50	0.43		0.37		0.34	0.32
Portfolio turnover rate	9.73	15.85		34.91		6.93	4.52

*  Commencement of operations.

(1)  For the period ended June 30, 2015 and December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2015 through June 30, 2015 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2015	Ending Account Value 06/30/2015	Expenses Paid During Period *
Actual return	$1,000.00	$994.60	$3.21
Hypothetical assumed 5% return	$1,000.00	$1,021.57	$3.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2015	Ending Account Value 06/30/2015	Expenses Paid During Period *
Actual return	$1,000.00	$992.10	$3.56
Hypothetical assumed 5% return	$1,000.00	$1,021.22	$3.61

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2015	Ending Account Value 06/30/2015	Expenses Paid During Period *
Actual return	$1,000.00	$1,013.10	$5.29
Hypothetical assumed 5% return	$1,000.00	$1,019.54	$5.31

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.06%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Board of Trustees (the Trustees) unanimously approved the renewal of the Agreement for Investment Counsel Service (the Advisory Contract) between the Mairs & Power Funds Trust (the Trust) on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs and Power, Inc. (the Adviser) at a meeting of the Board of Trustees held on May 12, 2015. In evaluating the Advisory Contract, the Trustees took into account their cumulative experience with the Adviser and their ongoing review and discussion with the Funds' portfolio managers at meetings throughout the year.

In preparation for the May 12, 2015 meeting, the Adviser provided the Trustees with extensive materials that are relevant to the Trustees' consideration of the Advisory Contract. As part of their discussion at the May 12 meeting, the independent Trustees discussed the materials and the proposed renewal of the Advisory Contract in executive session with legal counsel present, but with no representatives of the Adviser being present. In reaching their decision to renew the Funds' Advisory Contract with the Adviser, the Trustees considered all factors they believed to be relevant. Each of these factors and the conclusions reached by the Trustees with respect to these factors helped form the basis for the decision to renew the Advisory Contract with the Adviser and are discussed below. In their deliberations, the Trustees did not identify any single factor as determinative.

Nature, Extent and Quality of Services

With respect to the quality and extent of the Adviser's services provided to the Funds, the Trustees noted the Funds' strong performance record over most time periods, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser, the investments it has made in the advisory business, including the hiring of new personnel, and the services it would continue to provide the Funds and their shareholders under the Advisory Contract. They noted the appointment of co-managers for each of the Funds as part of the succession planning following the retirement of William B. Frels as portfolio

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

manager and President of the Trust. The Trustees considered the Adviser's disciplined investment decision-making process, including its emphasis on Midwest stocks and generally low portfolio turnover. The Trustees also took into account other components of the services provided by the Adviser to the Funds, such as the Adviser's distribution strategy, the Adviser's risk management system and results of the most recent compliance review. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser under the Advisory Contract.

Investment Performance

In reviewing the Funds' performance, the Trustees considered the information provided in connection with the May 12, 2015 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year. At the May 12, 2015 meeting, the Trustees considered the investment results for the Funds compared to those mutual funds with similar investment objectives as determined by Morningstar, a representative peer group of funds with similar investment objectives and strategies as determined by the Adviser and to each Fund's respective performance benchmarks. With respect to the Growth Fund and the Balanced Fund, the Trustees reviewed comparative performance information for the one-, five-, ten-year and since-inception periods ending December 31, 2014. The Trustees noted that the performance of the Growth Fund had trailed the benchmark and peer group averages over the one-year period but had exceeded the average return of the benchmark and peer groups for the five- and ten-year periods. The Balanced Fund's performance exceeded the average return of the peer group and Morningstar category and trailed the composite index for the one-year period. The Balanced Fund's performance exceeded the returns of the peer groups and composite index over the five- and ten-year periods. With respect to the Small Cap Fund, the Trustees reviewed comparative performance information for the one-year, three-year and since-inception periods ended December 31, 2014. The Trustees noted that the Small Cap Fund's performance has exceeded its peer group average, Morningstar category average and benchmark index during those periods. Based upon their review, the Trustees concluded that each Fund's investment performance has been satisfactory.

Management Fees

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of the Funds, compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Adviser. The Trustees noted that the management fees paid to the Adviser by the Growth Fund are below the average fees for the Morningstar peer group and for the peer group of competitive funds identified by the Adviser. The management fee for the Balanced Fund is slightly above the Morningstar category average and below the peer group average. Additionally, the Trustees noted that the Growth Fund's and Balanced Fund's total expense ratios are below the average total expense ratios of funds in their Morningstar peer groups and the competitive funds identified by the Adviser. With respect to the Small Cap Fund, the Trustees noted that while the management fee was slightly above the Morningstar and peer group averages, the Fund's total expense ratio was below the Morningstar and peer group averages.

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients, including retirement accounts, other institutional clients and individuals (Advisory Clients) with investment objectives similar to those of the Growth Fund and Balanced Fund, noting that none of the Advisory Clients currently is invested in a small cap investment mandate. The Adviser provided the Trustees with information about the fee schedule for Advisory Clients and the differences in the scope of services provided to its Advisory Clients compared with the scope of those it provides to the Funds. Management noted that the level of investment decision-making is considerably higher with respect to the Funds, because cash flows result in purchase and sale decisions being made by the Adviser virtually every trading day. Other services provided by the Adviser to the Funds include providing office facilities and Fund officers. Having considered all of these factors, the Trustees concluded that the Funds' management fees are fair and reasonable for the services provided.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's overall profitability as well as the allocation of profitability between Advisory Clients and the Funds. The profitability of the mutual fund business was further broken down among the Growth, Balanced and Small Cap Funds, as applicable. The Trustees reviewed the Adviser's financial assumptions and methods of expense allocation used. The Trustees noted that the profitability calculation includes fees received by the Adviser under both the Fund Administration Servicing Agreement and the Advisory Contract. The Trustees believe that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. The Trustees also reviewed the Adviser's financial condition and determined it to be sound. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with the Funds is reasonable.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives proprietary investment research services from broker-dealers that execute the Funds' purchases and sales of securities. As a general matter, the research services received from broker-dealers are used to service all accounts that invest in equity securities. The Trustees received and reviewed information concerning the Funds' brokerage commissions and allocation of Fund brokerage. The Trustees recognized that the Adviser's profitability would be lower if it did not receive proprietary research for soft dollars in connection with the Funds' brokerage activity. In addition, the Trustees considered that the Adviser's Advisory Clients benefit from access to and research obtained from brokers executing trades on behalf of the Funds. While difficult to measure, the Trustees concluded that the benefits the Adviser receives in this way is fairly modest, given the Funds' relatively low portfolio turnover rates and the research capability that the Adviser itself maintains. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees considered the nature and amount of fees paid by the Funds for administrative services provided by the Adviser under the Fund Administration Servicing Agreement. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Trustees considered the asset levels in each of the Funds. The Trustees noted that the Adviser's approach has been to keep costs to the Funds as low as reasonably possible, including management fee levels. At the same time, the Adviser believes, and the Trustees concur, that it is entitled to earn reasonable returns on its mutual fund business. The Adviser acknowledged that while it is difficult to pinpoint the economies of scale to be realized by the Funds at any particular asset level, there is no question that such economies exist. Accordingly, the Adviser, under the terms of the Advisory Contract for the Growth Fund, established a breakpoint at the $2.5 billion asset level. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%). The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders. The Adviser believes, and the Trustees concur, that the consideration of establishing a breakpoint at certain asset levels would be an appropriate way for the Adviser to share its economies of scale in the event that the Balanced and Small Cap Funds were to grow their assets substantially. With respect to the Balanced Fund and Small Cap Funds, considering each Fund's current level of assets and low management fee, the Trustees concluded that the absence of breakpoints in each Fund's management fee is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs and Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibit 12(a)(1) to this form.

(2)         Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3)         Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9/3/15

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	9/3/15

* Print the name and title of each signing officer under his or her signature.

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